UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 27, 2013

CombiMatrix Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33523	47-0899439
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

310 Goddard, Suite 150, Irvine, CA	92618
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (949) 753-0624

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.                                        Submission of Matters to a Vote of Security Holders.

The Company held its 2013 annual meeting of stockholders on June 27, 2013. The following proposals were approved according to the following final voting results:

1.              To elect the six (6) directors named in the proxy statement to serve until the 2014 annual meeting of stockholders and until their successors have been duly elected and qualified:

Director Candidate	For	Withheld	Broker Non-Votes

Mark McDonough	430,488	20,945	1,440,750
R. Judd Jessup	424,089	27,344	1,440,750
Richard D. Hockett, Jr., M.D.	429,418	22,015	1,440,750
Scott Gottlieb, M.D.	441,349	10,084	1,440,750
Wei Richard Ding	422,633	28,800	1,440,750
Jeremy M. Jones	441,506	9,927	1,440,750

2.              To ratify the terms and issuance of the Company’s Series B 6% Convertible Preferred Stock (“Series B Stock”), and to approve the issuance of such number of shares of Common Stock issuable upon conversion of the Series B Stock, including shares issuable pursuant to the anti-dilution and redemption provisions of the Series B Stock, exceeding 19.99% of outstanding Common Stock:

For	382,675	84.77%
Against	58,600	12.98%
Abstain	10,158	2.25%
Broker Non-Votes	1,440,750	—

3.              To ratify the terms and issuance of the Company’s Series C 6% Convertible Preferred Stock (“Series C Stock”), and to approve the issuance of such number of shares of Common Stock issuable upon conversion of the Series C Stock and upon exercise of certain warrants issued to the purchasers of the Series C Stock, including shares issuable pursuant to the anti-dilution and dividend provisions of the Series C Stock, exceeding 19.99% of outstanding Common Stock:

For	384,005	85.06%
Against	57,561	12.75%
Abstain	9,867	2.19%
Broker Non-Votes	1,440,750	—

4.              To approve on an advisory basis the compensation of the Company’s named executive officers:

For	393,982	87.27%
Against	55,970	12.40%
Abstain	1,481	0.33%
Broker Non-Votes	1,440,750	—

5.              To approve on an advisory basis the frequency of conducting future stockholder advisory votes on named executive officer compensation:

One Year	61,547
Two Years	42,331
Three Years	344,210
Abstain	3,345
Broker Non-Votes	1,440,750

6.              To approve the amendment and restatement of the Company’s 2006 Stock Incentive Plan to increase the number of shares of Common Stock available for grant thereunder by 200,000 shares, from 655,721 shares to 855,721 shares:

For	368,507	81.63%
Against	80,836	17.91%
Abstain	2,090	0.46%
Broker Non-Votes	1,440,750	—

7.              To ratify the appointment of Haskell & White LLP as the Company’s independent registered public accounting firm for 2013:

For	1,795,780	94.90%
Against	36,615	1.94%
Abstain	59,788	3.16%
Broker Non-Votes	0	—

In light of the advisory voting results with respect to the frequency of future stockholder advisory votes on named executive officer compensation, the Company’s Board of Directors has decided that the Company will hold an advisory vote on the compensation of named executive officers every three years until the next required advisory vote on the frequency of future stockholder advisory votes on the compensation of named executive officers. The Company is required to hold advisory votes on frequency every six years.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMBIMATRIX CORPORATION
(Registrant)

Dated: June 27, 2013	/s/ SCOTT R. BURELL
Scott R. Burell, Chief Financial Officer